Exhibit 99.1

LAZARD ANNOUNCES COMMENCEMENT OF SENIOR NOTES OFFERING AND CONCURRENT TENDER OFFER BY LAZARD GROUP LLC
NEW YORK, July 28, 2025 – Lazard, Inc. (NYSE: LAZ) announced today that its subsidiary Lazard Group LLC (“Lazard Group”) is commencing an offering (the “Offering”) of one or more series of its senior notes (the “Notes”). The Notes would be issued by Lazard Group and would be offered pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission (the “SEC”). The Notes would be senior unsecured obligations of Lazard Group. The Notes would be fully and unconditionally guaranteed by Lazard, Inc. The guarantees of the Notes would be unsecured unsubordinated obligations of Lazard, Inc.
Concurrently with the Offering, Lazard Group is commencing a cash tender offer (the “Tender Offer”) for any and all of its outstanding 3.625% Senior Notes due March 1, 2027 (the “2027 Notes”).
Lazard Group intends to use the net proceeds from the Offering to repurchase all of its 2027 Notes that are validly tendered and not validly withdrawn and accepted for purchase pursuant to the Tender Offer, to pay fees and expenses related to the Tender Offer, and to use the remaining amount for general corporate purposes.
Citigroup Global Markets Inc. and Lazard Frères & Co. LLC are acting as joint lead book-running managers and joint lead managers for the Offering.
The Offering is being made solely by means of a prospectus supplement and accompanying prospectus. A copy of the preliminary prospectus supplement and the accompanying prospectus may be obtained from Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Tel: (800) 831-9146, Email: prospectus@citi.com. An electronic copy of the preliminary prospectus supplement, together with the accompanying prospectus, is also available on the SEC’s website, www.sec.gov.
This press release does not constitute an offer to sell or a solicitation of an offer to buy the Notes, nor shall there be any sale of the Notes in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
Citigroup Global Markets Inc. is acting as the lead dealer manager and Lazard Frères & Co. LLC is acting as a co-dealer manager (together, the “Dealer Managers”) for the Tender Offer. Requests for documents may be directed to Global Bondholder Services Corporation, the tender agent and information agent (in such capacities, the “Tender and Information Agent”), by telephone at (212) 430-3774, in writing at Attn: Corporate Actions, 65 Broadway—Suite 404, New York, New York 10006 or by email at contact@gbsc-usa.com. Copies of the Offer Documents are also available at the following website: https://www.gbsc-usa.com/lazard. Questions regarding the Tender Offer may be directed to Citigroup Global Markets Inc. by telephone at (800) 558-3745 (toll-free) or (212) 723-6106 (collect) or in writing at Attn: Liability Management Group, 388 Greenwich Street, Trading 4th Floor, New York, New York 10013. None of Lazard Group or its affiliates, their respective boards of directors, the Dealer Managers, the Tender and Information Agent, or the trustee for the 2027 Notes makes any recommendation as to whether holders should tender any of their 2027 Notes. Holders must make their own decision as to whether to tender any of their 2027 Notes and, if so, the principal amount of their 2027 Notes to tender.
This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell the 2027 Notes. The Tender Offer is being made solely by means of the Offer to Purchase and Notice of Guaranteed Delivery dated July 28, 2025. The Tender Offer is void in all jurisdictions where it is prohibited. In those jurisdictions where the securities, blue sky, or other laws require the Tender Offer to be made by a licensed broker or dealer, the Tender Offer will be deemed to be made on behalf of Lazard Group by the Dealer Managers or one or more registered brokers or dealers licensed under the laws of such jurisdictions.
About Lazard
Founded in 1848, Lazard is one of the world’s preeminent financial advisory and asset management firms, with operations in North and South America, Europe, the Middle East, Asia, and Australia. Lazard provides advice on mergers and acquisitions, capital markets and capital solutions, restructuring and liability management, geopolitics, and other strategic matters, as well as asset management and investment solutions to institutions, corporations, governments, partnerships, family offices, and high net worth individuals.
Cautionary Note Regarding Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “might,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” “pipeline,” or “continue,” and the negative of these terms and other comparable terminology. These forward-looking statements, which are subject to known and unknown risks, uncertainties and assumptions about us, may include projections of our future financial performance based on our growth strategies, business plans and initiatives and anticipated trends in our business. These forward-looking statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements.
These factors include, but are not limited to, those discussed in our Annual Report on Form 10-K under Item 1A “Risk Factors,” and also discussed from time to time in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, including the following:
•Adverse general economic conditions or adverse conditions in global or regional financial markets;
•Changes in international trade policies and practices, including the implementation of tariffs, proposed further tariffs, and responses from other jurisdictions, and the economic impacts, volatility and uncertainty resulting therefrom;

•A decline in our revenues, for example due to a decline in overall mergers and acquisitions (“M&A”) activity, our share of the M&A market or our assets under management (“AUM”);
•Losses caused by financial or other problems experienced by third parties;
•Losses due to unidentified or unanticipated risks;
•A lack of liquidity, i.e., ready access to funds, for use in our businesses;
•Competitive pressure on our businesses and on our ability to retain and attract employees at current compensation levels; and
•Changes in relevant tax laws, regulations or treaties or an adverse interpretation of those items.
These risks and uncertainties are not exhaustive. Our SEC reports describe additional factors that could adversely affect our business and financial performance. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for our management to predict all risks and uncertainties, nor can management assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.
As a result, there can be no assurance that the forward-looking statements included in this release will prove to be accurate or correct. Although we believe the statements reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, achievements or events. Moreover, neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. We are under no duty to update any of these forward-looking statements after the date of this release to conform our prior statements to actual results or revised expectations and we do not intend to do so.
Lazard, Inc. is committed to providing timely and accurate information to the investing public, consistent with our legal and regulatory obligations. To that end, Lazard and its operating companies use their websites, and other social media sites to convey information about their businesses, including the anticipated release of quarterly financial results, quarterly financial, statistical and business-related information, and the posting of updates of AUM in various mutual funds, hedge funds and other investment products managed by Lazard Asset Management LLC and Lazard Frères Gestion SAS.
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LAZ-CPE

Media contact:	Investor contact:
Shannon Houston, +1 212 632 6880	Alexandra Deignan, +1 212 632 6886
shannon.houston@lazard.com	alexandra.deignan@lazard.com